Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
Note 14 — Subsequent Events

Lapsed share purchase agreement

On June 23, 2016, the Group, through its indirect wholly-owned subsidiary, Iao Kun Jeju Hotel Company Limited ("Iao Kun Jeju"), entered into a share purchase agreement with Golden & Luxury Company, Ltd. ("Golden Luxury"), Solaire Korea Co., Ltd. and Bloomberry Resorts Corporation to acquire the Jeju Sun Hotel & Casino in Jeju, Korea for KRW117.5 billion (approximately US$101.8 million) in cash.  However, as of September 30, 2016, the share purchase agreement was lapsed.

Closure of four VIP rooms

As a cost-cutting measure, the Company has closed its VIP gaming rooms at the Sands Cotai Central Casino, Galaxy Macau, StarWorld and Le Royal Arc in Macau, effective August 31, 2016, September 10, 2016, September 10, 2016 and September 29, 2016, respectively, and terminated its gaming representative agreements with King's Gaming Promotion Ltd., Sang Heng and Sung Lung Gaming Promotion Ltd, and terminated its collaborator agreement with Mr. Lam Chou In relating to those facilities, as the current Rolling Chip Turnover volume does not warrant the operation of five VIP gaming rooms. The Company has strategically evaluated the current VIP gaming market status and operation cost and decided to direct all the available resources to Bao Li VIP room to maximize the operation results.  The management has been focusing its efforts on the collection of its outstanding markers receivable.

Contingency resulting from default under credit agreements

On September 13, 2016, Sang Heng and Sang Lung Gaming Promotion Ltd received a letter from Galaxy Casino Company Limited (“Galaxy Casino”) notifying of the default of the obligations to repay the lines of credit amounting to HKD312,000,000 (approximately US$ 40.3 million) pursuant to the credit agreements dated January 1, 2016 entered into with each of Sang Heng and Sang Lung. Galaxy Casino may take legal action against Seng Heng and Seng Lung and its relevant directors and/or officers due to such defaults.

As of the date the financial statements are issued, there is no legal action against the Company and its subsidiaries, and its relevant directors and/or officers related to this matter. The outstanding balance for Sang Heng and Seng Lung as of June 30, 2016 was approximately $34.6 million and is included in lines of credit payable in Consolidated Balance Sheet. Additionally, as a result of the default, the Company is subject to monthly interests of 1.5% and potential losses and expenses caused by the default. The management is currently working with Galaxy Casino to develop a repayment plan.